UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23046 Avenida de la Carlota, Suite 600 Laguna Hills, CA	92653
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2021, PharmaCyte Biotech, Inc. (“Company”) entered into an underwriting agreement (“Underwriting Agreement”) with H.C. Wainwright & Co., LLC (“Underwriter”) as underwriter in connection with a public offering (“Public Offering) of an aggregate of (i) 2,630,385 shares of common stock, par value $0.0001 (“Shares”), and 899,027 pre-funded warrants (“Pre-funded Warrants”) to purchase common stock, and (ii) common stock warrants to purchase 3,529,412 shares of common stock (“Common Warrants”). Each share of common stock (or pre-funded warrant in lieu thereof) is being sold together with one warrant to purchase one share of common stock at an effective combined public offering price of $4.25 per share of common stock and accompanying warrant, less underwriting discounts and commissions. The Common Warrants have an exercise price of $4.25 per share, are exercisable immediately, and will expire five years following the date of issuance. The Pre-funded Warrants have an exercise price of $0.001 per share, are exercisable immediately, and do not have an expiration date. In addition, the Company granted the Underwriter a 30-day option to purchase up to 529,411 Shares and/or Common Warrants at the public offering price, less the underwriting discounts and commissions.

The Company expects to receive gross proceeds from the Public Offering of approximately $15 million before deducting underwriting discounts and commissions and other estimated expenses.

The closing of the Public Offering is expected to take place August 12, 2021, subject to customary closing conditions.

The Shares, Pre-funded Warrants and Common Warrants are being offered and sold to the public pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-255044) initially filed with the Securities and Exchange Commission (“Commission”) on April 5, 2021 and declared effective on April 14, 2021 (“Registration Statement”). A prospectus supplement relating to the Public Offering was filed with the Commission on August 10, 2021 (“Prospectus Supplement”).

Pursuant to the Underwriting Agreement, the Company has agreed to pay the Underwriter an underwriting discount equal to 7.5% of the aggregate gross proceeds raised in the Public Offering. In addition, the Company has agreed to issue to the Underwriter or its designees warrants (“Underwriter Warrants”) to purchase a number of shares of common stock equal to 7.5% of the number of Shares sold in the Public Offering. The issuance of the Underwriter Warrants and the shares of common stock issuable upon exercise of the Underwriter Warrants are registered pursuant to the Registration Statement. The Company has also agreed to pay the Underwriter a management fee equal to 1% of the aggregate gross proceeds in the Public Offering and has agreed to reimburse the Underwriter for certain expenses incurred in connection with the Public Offering.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. In addition, the Company and each of its executive officers and directors have agreed, subject to certain exceptions set forth in the lock-up agreements, not to sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale of, or otherwise dispose of, directly or indirectly, any shares of the Company’s common stock, or any securities convertible into or exercisable or exchangeable for shares of the Company’s common stock, for 90 days from the date of the Prospectus Supplement relating to this offering without the prior written consent of the Underwriter.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and liabilities arising from breaches of representations and warranties contained in the Underwriting Agreement. The Company has agreed not to effect any issuance of Common Stock or securities convertible into Common Stock involving a Variable Rate Transaction, as defined in the Underwriting Agreement for a period of one year.

The foregoing descriptions of the Underwriting Agreement, Pre-funded Warrants, Common Warrants and Underwriter Warrants are qualified in their entirety by reference to the full text of the Underwriting Agreement and the Forms of the Pre-Funded Warrants, Common Warrants and Underwriter Warrants which are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference in their entirety.

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The Company notes that the representations, warranties and covenants made by the Company in any agreement that is filed as an exhibit to any document that is incorporated by reference in the Prospectus Supplement or the accompanying base prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any stockholder or potential stockholder of the Company other than the parties thereto. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those relating to the closing of the offering and the possible exercise of the Underwriter’s over-allotment option. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Prospectus Supplement, Annual Report on Form 10-K and in other documents that the Company files from time to time with the Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The Prospectus Supplement relating to the Public Offering was filed with the Commission and is available on the Commission’s web site at http://www.sec.gov. Copies of the Prospectus Supplement may also be obtained from the web site maintained by the Underwriter, and the Underwriter may distribute the Prospectus Supplement electonically.

An opinion of Ballard Spahr LLP regarding the validity under Nevada law of the shares to be issued and sold in the offering by the Company is filed as Exhibit 5.1 and an opinion of Troutman Pepper Hamilton Sanders LLP regarding the validity of the warrants to be sold in the offering by the Company is filed as Exhibit 5.2.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 7.01 Regulation FD Disclosure.

On August 9, 2021, the Company issued a press release announcing the Public Offering, as described above in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of August 9, 2021
4.1	Form of Common Warrant
4.2	Form of Pre-funded Warrant
4.3	Form of Underwriter’s Warrant
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Troutman Pepper Hamilton Sanders LLP
99.1	Press Release dated August 9, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2021	PHARMACYTE BIOTECH, INC.

	By:	/s/ Kenneth L. Waggoner
Kenneth L. Waggoner Chief Executive Officer, President and General Counsel

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